                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2005

                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                      1-14987                      31-1333930
------------------         ----------------------        ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                             IDENTIFICATION
INCORPORATION OR                                            NUMBER)
ORGANIZATION)

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Too, Inc. (the "Company") is filing as exhibits to this Form 8-K the following forms of notices of grant under the Company's Second Amended and Restated 1999 Stock Option and Performance Incentive Plan and Third Amended and Restated 1999 Stock Option Plan for Non-Associate Directors: (1) form of notice of grant of stock options, and (2) form of notice of grant of restricted stock. Copies of the forms of notices of grant are attached hereto as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01. EXHIBITS.

      (c) EXHIBITS.

Exhibit No.                        Description
   10.1            Form of Notice of Grant of Stock Options.

   10.2            Form of Notice of Grant of Restricted Stock.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOO, INC.

Date:February 10, 2005               By:  /s/ William E. May
                                        ------------------------------------
                                        William E. May
                                        Executive Vice President and Chief
                                        Operating Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
10.1  *            Form of Notice of Grant of Stock Options.

10.2  *            Form of Notice of Grant of Restricted Stock.

-----------------
* Filed with this report.

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